UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 7, 2017

Atkore International Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)
708-339-1610
(Registrant's telephone number, including area code)
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On March 7, 2017, Atkore International Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, six proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 19, 2017. The final voting results were as follows:
Proposal 1
The Company’s stockholders elected the following Class I directors to serve for a term expiring at the 2020 Annual Meeting. The voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Vote
Philip W. Knisely	51,352,674	7,849,914	1,696,819
John P. Williamson	50,022,030	9,180,558	1,696,819
A. Mark Zeffiro	55,043,171	4,159,417	1,696,819
Proposal 2
The Company’s stockholders approved the Atkore International Group Inc. Annual Incentive Plan. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
54,567,332	4,621,051	14,205	1,696,819
Proposal 3
The Company’s stockholders approved the Atkore International Group Inc. 2016 Omnibus Incentive Plan. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
54,743,318	4,444,463	14,807	1,696,819
Proposal 4
The Company’s stockholders approved the advisory resolution approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
58,532,741	655,039	14,808	1,696,819
Proposal 5
The Company’s stockholders voted in favor of holding future advisory votes approving executive compensation every year. The voting results are set forth below.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Vote
58,873,308	42,172	272,409	14,699	1,696,819
In accordance with the voting results for Proposal 5, and consistent with the recommendation of the board of directors, the Company has determined that future advisory votes approving executive compensation will be held every year until the next vote on frequency, which is required at least once every six years.

Proposal 6
The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
60,483,781	401,171	14,555	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

Date: March 10, 2017	By:	/s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary